UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
August 22, 2023
MICROCHIP TECHNOLOGY INCORPORATED
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value per share	MCHP	NASDAQ Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.45 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 23, 2023, Microchip Technology Incorporated's ("we," "our" or "Microchip") Board of Directors (the "Board") approved, subject to stockholder approval, the amendment and restatement of our 2001 Employee Stock Purchase Plan (the "2001 ESPP") and our 1994 International Employee Stock Purchase Plan (the "1994 IESPP") to extend the term of each of the 2001 ESPP and 1994 IESPP by ten years to August 31, 2034 and November 30, 2034, respectively. On August 22, 2023, following receipt of stockholders’ approval, each of the amended and restated 2001 ESPP and 1994 IESPP became effective. The foregoing description of the amendments to such plans is qualified in their entirety by reference to the 2001 ESPP and 1994 IESPP, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated herein by reference, respectively.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 22, 2023, the Board approved an amendment and restatement of the Company’s bylaws to, among other things:
•modify provisions relating to stockholder nominees for election as a director to address the universal proxy rules adopted by the Securities and Exchange Commission and to update procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at Microchip’s annual meeting of stockholders, including requiring additional information regarding proposing stockholders, proposed nominees and business, and other persons related to a stockholder’s solicitation of proxies;
•revise certain procedures related to stockholder meetings to conform to the provisions of the Delaware General Corporation Law, as recently amended, including provisions relating to electronic delivery of notices, voting, proxies, quorum, communications regarding adjourned stockholder meetings, conduct of business at meetings, the preparation of the stockholder list in connection with stockholder meetings and ministerial changes, clarifications, and other revisions;
•update various provisions regarding directors, Board committees, and officers, including, changes to permit the number of directors to be changed by Board resolution or amendment to the bylaws, quorum, and requirements for action by written consent of the Board; and
•add forum selection provisions.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

1.At our annual meeting of stockholders held on August 22, 2023, our stockholders elected each of the following individuals to serve on the Board until the next annual meeting of stockholders, or until his or her successor is duly elected and qualified.

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew W. Chapman	443,737,818	25,846,709	331,577	34,306,340
Karlton D. Johnson	464,582,548	4,882,380	451,176	34,306,340
Wade F. Meyercord	416,951,600	52,673,954	290,550	34,306,340
Ganesh Moorthy	463,340,301	6,312,241	263,562	34,306,340
Robert A. Rango	467,516,669	1,925,267	474,168	34,306,340
Karen M. Rapp	392,249,863	77,397,667	268,574	34,306,340
Steve Sanghi	438,153,522	31,457,616	304,966	34,306,340
In addition, the following proposals were voted on at the annual meeting:

2.Proposal to approve an amendment and restatement of our 2001 ESPP to extend the term of the 2001 ESPP by ten years to August 31, 2034 - Approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
433,243,953	36,400,004	271,761	34,306,726

3.Proposal to approve an amendment and restatement of our 1994 IESPP to extend the term of the 1994 IESPP by ten years to November 30, 2034 - Approved.

Votes For	Votes Against	Abstentions	Broker Non Votes
434,919,791	34,707,535	288,392	34,306,726

4.Proposal to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of Microchip for the fiscal year ending March 31, 2024 - Approved.

Votes For	Votes Against	Abstentions	Broker Non Votes
480,873,580	23,127,544	221,320	0

5.Proposal to approve, on an advisory (non-binding) basis, the compensation of our named executives - Approved.

Votes For	Votes Against	Abstentions	Broker Non Votes
428,673,086	34,579,590	6,663,042	34,306,726

6.Proposal to approve, on an advisory (non-binding) basis, the frequency period of the advisory executive compensation vote to be held every one, two, or three years - Approved for 1 (One) Year. After consideration of the stockholder vote on Proposal 6 (below), the Board determined to hold an advisory (non-binding) vote on the compensation of our named executives every year.

1 Year	2 Years	3 Years	Abstentions
461,130,354	396,462	3,526,407	4,862,495

7.Stockholder proposal requesting that our Board commission an independent third-party report, at reasonable expense and excluding proprietary information, on our due diligence process to determine whether our customers' use of our products contribute or are linked to violations of international law - Not Approved.

Votes For	Votes Against	Abstentions	Broker Non Votes
77,087,828	383,722,350	9,105,540	34,306,726

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits
Incorporated by Reference
Exhibit Number	Exhibit Description	Form	File Number	Exhibit	Filing Date	Included Herewith
3.1	Amended and Restated Bylaws effective August 22, 2023					X
10.1	2001 Employee Stock Purchase Plan, as amended and restated on August 22, 2023					X
10.2	1994 International Employee Stock Purchase Plan, as amended and restated on August 22, 2023					X
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)					X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROCHIP TECHNOLOGY INCORPORATED

Date: August 23, 2023	By: /s/ J. Eric Bjornholt
J. Eric Bjornholt
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)